UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2005

                            Lapis Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   333-100979                 27-0016420
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
     of Incorporation)                Number)             Identification Number)

                19 W. 34th Street, Suite 1008, New York, NY 10001
               (Address of principal executive offices) (zip code)

                                 (212) 937-3580
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

      On February 22, 2005, Lapis Technologies, Inc. (the "Company") agreed to issue 1 million shares of the Company's common stock to Zvika Avni as consideration for the transfer of 18% of the outstanding shares of Enertec Systems Ltd. to Enertec Management Limited. Completion of the transaction was subject to receipt of a tax exemption (of a taxable event) by the Israeli Income Tax Authority, which exemption was received in July 2005.

      The Company owns 100% of the issued and outstanding capital stock of Enertec Electronics Limited, which owns 100% of the issued and outstanding capital stock of Enertec Management Limited. After completion of the above transaction, Enertec Management owns 73% of the outstanding capital stock of Enertec Systems Ltd. The remaining 27% of the outstanding capital stock of Enertec Systems Ltd. is owned by Harry Mund, Chairman of the Board, Chief Executive Officer, President and Secretary of the Company. Zvika Avni is Chief Operating Officer of Enertec Systems Ltd. The Company's management believes the terms of the transaction are at least as favorable as could be obtained from an unrelated third party. Issuance of the shares of common stock to Zvika Avni was made pursuant to the exemption from registration requirements under Regulation S.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number                            Description
--------------------------------------------------------------------------------
10.1 Letter dated February 22, 2005 confirming the terms of share purchase


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Lapis Technologies, Inc.


Dated: August 23, 2005                          By: /s/ Harry Mund
                                                    ----------------------------
                                                Name:  Harry Mund
                                                Title: Chief Executive Officer


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